AMENDMENT NO. 1 TO
PLACEMENT AGENT AGREEMENT

     Amendment No. 1, dated as of March 10, 2006 (the “Amendment”), by and among Genta Incorporated, a Delaware corporation (the “Company”), Cowen & Co., LLC (“Cowen”) and Rodman & Renshaw, LLC (“Rodman,” and together with Cowen, the “Placement Agents”), to the Placement Agent Agreement (the “Placement Agent Agreement”), by and among the Company and the Placement Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Placement Agent Agreement.

WITNESSETH

     WHEREAS, the parties have entered into the Placement Agent Agreement and the Company has entered into several Subscription Agreements, pursuant to which the Company shall sell Common Stock to the Purchasers; and

     WHEREAS, the parties hereto desire to amend a provision contained in the Placement Agent Agreement, as more particularly described below.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I.

AMENDMENT TO PLACEMENT AGENT AGREEMENT

     Section 1.01 The parties hereto acknowledge and agree that Section 4 of the Placement Agent Agreement shall be amended to reflect the fact that the Company desires to reschedule the date for the closing of the Offering. Accordingly, Section 4 of the Placement Agent Agreement is hereby deleted and amended and restated in its entirety as follows:

     “4. The Closing. The time and date of closing and delivery of the documents required to be delivered to the Placement Agents pursuant to Section 5 hereof shall be at 10:00 A.M., New York time, on March 13, 2006 (the “Closing Date”) at the office of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey 08540.”

ARTICLE II.

MISCELLANEOUS

     Section 2.01 Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 2.02 Ratification/Waiver. The parties hereto hereby acknowledge that all of the terms and provisions of the Placement Agent Agreement, as amended hereby, are in full force and effect, and that all other terms and provisions of the Placement Agent Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

GENTA INCORPORATED

By:________________________________
Name:
Title:

COWEN & CO., LLC

By:________________________________
Name:
Title:

RODMAN & RENSHAW, LLC

By:________________________________
Name:
Title: